SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                                  July 26, 1996

                             VEECO INSTRUMENTS INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      Delaware                0-16244        11-2989601
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(State or other juris-      (Commission    (IRS Employer
diction of incorporation)    File Number)   Identification No.)


Terminal Drive, Plainview, New York            11803
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (516) 349-8300
                                                    --------------


                           Not Applicable
- - --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)














































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          Item 5.   Other Events.
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                    As of the date hereof, shares of common stock, par
          value $.01 per share, of Veeco Instruments Inc. (the "Company") may no longer be offered for resale or resold pursuant to any of the following prospectuses: (i) the Company's Prospectus dated December 15, 1994 filed as part of the Company's Registration Statement on Form S-8, file no. 33-87394, filed with the Securities and Exchange Commission (the "Commission") on December 15, 1994; (ii) the Company's Prospectus dated August 3, 1995 filed as part of the Company's Registration Statement on Form S-8, file no. 33-95424, filed with the Commission on August 4, 1995; and (iii) the Company's Prospectus dated
          August 3, 1995 filed as part of the Company's Registration Statement on Form S-8, file no. 33-95422, filed with the Commission on August 4, 1995.

                    Notwithstanding the foregoing, the aforementioned Registration Statements shall remain in effect.





















































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                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VEECO INSTRUMENTS INC.


          Date:  July 25, 1996               By:/s/ Edward H. Braun
                                                -------------------
                                                Edward H. Braun
                                                Chairman, Chief Executive
                                                Officer and President



























































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